Exhibit 99.3 Third Quarter 2023 Financial Results and Highlights © 2023 Cognizant November 1, 2023

© 2023 Cognizant Forward-looking statements This earnings supplement includes statements that may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the accuracy of which are necessarily subject to risks, uncertainties and assumptions as to future events that may not prove to be accurate. These statements include, but are not limited to, express or implied forward-looking statements relating to our expectations regarding our strategy, competitive position and opportunities in the marketplace, investment in and growth of our business, the pace and magnitude of change and client needs related to generative AI, the effectiveness and results of our new Synapse initiative, including our ability to build a consortium of partners for the training program and the number of individuals we expect to reach with the initiative, the effectiveness of our recruiting and talent efforts and related costs, labor market trends, the anticipated amount of capital to be returned to shareholders and our anticipated financial performance. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ materially from those expressed or implied include general economic conditions, the competitive and rapidly changing nature of the markets we compete in, the competitive marketplace for talent and its impact on employee recruitment and retention, our ability to successfully implement our NextGen program and the amount of costs, timing of incurring costs and ultimate benefits of such plans, legal, reputational and financial risks resulting from cyberattacks, changes in the regulatory environment, including with respect to immigration and taxes, and the other factors discussed in our most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Cognizant undertakes no obligation to update or revise any forward looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law. 2

© 2023 Cognizant Results Summary: Q3 2023 1 See “About Non-GAAP Financial Measures and Performance Metrics” at the end of this earnings supplement for more information and reconciliations to the most directly comparable GAAP financial measures, as applicable. Revenue Up 0.8% Y/Y as reported, and down 0.2% Y/Y in constant currency1 GAAP and Adjusted Operating Margin1 Cash Flow 3 $4,857M $4,897M Q3 '22 Q3 '23 Diluted Earnings Per Share (EPS) 16.4% 14.0% Q3 '22 Q3 '23 16.4% 15.5% Q3 '22 Q3 '23 $1,032M $828M Q3 '22 Q3 '23 $953M $755M Q3 '22 Q3 '23 $1.22 $1.04 Q3 '22 Q3 '23 $1.17 $1.16 Q3 '22 Q3 '23 Adjusted Operating Margin1 GAAP Diluted EPS Adjusted Diluted EPS1 Operating Cash Flow Free Cash Flow1 GAAP Operating Margin Adjusted Operating Margin1

© 2023 Cognizant $4,826 $4,906 $4,857 $4,839 $4,812 $4,886 $4,897 $1.08 $1.14 $1.17 $1.01 $1.11 $1.10 $1.16 Revenue Adjusted Diluted EPS Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 $ in millions except per share amounts Q1 '22 Q2 '22 Q3 '22 Q4 '221 Q1 '23 Q2 '23 Q3 '23 Y/Y 9.7% 7.0% 2.4% 1.3% (0.3%) (0.4%) 0.8% Y/Y CC 10.9% 9.5% 5.6% 4.1% 1.5% (0.1%) (0.2%) GAAP Operating Margin 15.0% 15.5% 16.4% 14.2% 14.6% 11.8% 14.0% Adjusted Operating Margin 15.0% 15.5% 16.4% 14.2% 14.6% 14.2% 15.5% GAAP Diluted EPS $1.07 $1.11 $1.22 $1.02 $1.14 $0.91 $1.04 Adjusted Diluted EPS $1.08 $1.14 $1.17 $1.01 $1.11 $1.10 $1.16 Revenue, Operating Margin and EPS Revenue Growth, Operating Margin and EPS 1 Q4 2022 included a $59 million impairment of capitalized costs related to a large volume-based contract with a Health Sciences customer. This charge negatively impacted each of Q4 2022 GAAP and Adjusted Operating Margin by 120 basis points . Q4 2022 GAAP and Adjusted Earnings per share were each negatively impacted by $0.08. 4 1

© 2023 Cognizant $3,599 $970 $328 $1,475 $1,405 $1,170 $847 Revenue Performance: Q3 2023 Products & Resources Communications, Media & Technology Health Sciences Financial Services North America Europe Rest of World Segments $ in millions Geography $ in millions +8.2% Y/Y +7.3% Y/Y CC +1.9% Y/Y +0.6% Y/Y CC —% Y/Y (0.8%) Y/Y CC (3.0%) Y/Y (4.0%) Y/Y CC +9.7% Y/Y +3.0% Y/Y CC (6.8%) Y/Y (3.4%) Y/Y CC (0.6%) Y/Y and CC 5

© 2023 Cognizant $1,040 $307 $128 Financial Services North America Europe Rest of World Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Y/Y 4.8% 2.7% (1.5%) (4.3%) (3.4%) (5.1%) (3.0%) Y/Y CC 6.0% 5.1% 1.6% (1.4%) (1.4%) (4.8%) (4.0%) (11.1%) Y/Y (9.1%) Y/Y CC +5.5% Y/Y (0.9%) Y/Y CC Revenue1 Revenue growth1 $ in millions $ in millions Q3 2023 Geography (4.2%) Y/Y (4.1%) Y/Y CC $1,528 $1,542 $1,521 $1,481 $1,476 $1,463 $1,475 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 6 1 The sale of the Samlink subsidiary, which was completed on February 1, 2022, impacted our Q1, Q2, Q3 and Q4 2022 Y/Y revenue growth in total Financial Services by -1.3, -1.9, -1.8 and -1.8 percentage points.

© 2023 Cognizant $1,194 $182 $29 Health Sciences North America Europe Rest of World (12.1%) Y/Y (8.8%) Y/Y CC +13.8% Y/Y +6.3% Y/Y CC (1.5%) Y/Y and CC Revenue $ in millions Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Y/Y 8.1% 6.3% 3.8% 4.1% 2.9% 2.3% —% Y/Y CC 8.8% 7.6% 5.5% 5.4% 3.5% 2.1% (0.8%) $1,392 $1,408 $1,405 $1,426 $1,433 $1,440 $1,405 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 7 Revenue growth $ in millions Q3 2023 Geography

© 2023 Cognizant $785 $290 $95 North America Europe Products & Resources +0.8% Y/Y +0.6% Y/Y CC +6.2% Y/Y +0.1% Y/Y CC (1.0%) Y/Y +1.2% Y/Y CC Rest of World Revenue $ in millions Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Y/Y 13.2% 8.1% 3.7% 2.9% (1.1%) 3.2% 1.9% Y/Y CC 14.9% 11.6% 8.2% 6.8% 1.4% 3.7% 0.6% $1,130 $1,140 $1,148 $1,148 $1,118 $1,177 $1,170 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 8 Revenue growth $ in millions Q3 2023 Geography

© 2023 Cognizant $580 $191 $76 $776 $816 $783 $784 $785 $806 $847 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Communications, Media & Technology North America Rest of World (3.8%) Y/Y +3.7% Y/Y CC +19.4% Y/Y +11.5% Y/Y CC +6.6% Y/Y and CC Europe Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Y/Y 18.1% 16.1% 6.0% 5.4% 1.2% (1.2%) 8.2% Y/Y CC 19.9% 19.5% 10.4% 9.3% 3.9% (0.4%) 7.3% 9 Revenue growth Revenue $ in millions $ in millions Q3 2023 Geography

© 2023 Cognizant $23.1 $24.1 $25.6 $26.4 $26.9 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Trailing Twelve Month Bookings1 10 Q3 2023 bookings increased 9% year-over-year Trailing twelve month bookings of $26.9 billion, which represented a book-to-bill of 1.4x $ in billions 1 See “About Non-GAAP Financial Measures and Performance Metrics” at the end of this earnings supplement for more information.

© 2023 Cognizant Employee Metrics 340.4 341.3 349.4 355.3 351.5 345.6 346.6 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 11 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Trailing 12-Month Voluntary Attrition - Tech Services 29.8% 31.1% 29.2% 25.6% 23.1% 19.9% 16.2% Additional Employee Metrics Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Offshore Utilization, Excluding Trainees 82% 83% 83% 81% 79% 80% 80% Onsite Utilization 91% 91% 90% 88% 88% 89% 89% Utilization Headcount in thousands

© 2023 Cognizant $509 $564 $584 $970 $367 $776 $771 $1,422 $1,066 FY 2021 FY 2022 Trailing 12-Months Acquisitions Share Repurchases $141 $139 $150 $148 $147 $367 $409$315 $315 $222 $214 $315 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Cash Flow, Balance Sheet & Capital Allocation Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '231 Q3 '23 Operating Cash Flow $306 $528 $1,032 $702 $729 $36 $828 Free Cash Flow $186 $485 $953 $612 $631 ($32) $755 Cash and Short-Term Investments $2,319 $2,320 $2,731 $2,501 $2,481 $2,095 $2,368 Total Debt $655 $646 $636 $646 $646 $646 $647 Annual Quarterly Dividends 12 $ in millions $ in millions 1 The decrease in free cash flow in Q2 2023 was primarily driven by an increase in income tax payments. In the second quarter of 2023, we made tax payments related to the mandatory capitalization of research and experimental expenditures for the 2022 tax year as well as the estimated tax payment for the six months ended June 30, 2023.

Fourth Quarter and Full-Year 2023 Guidance[1]

	FY 2023 Guidance	Assumptions
Revenue	$19.3 to $19.4B (0.7%)-flat Y/Y and Y/Y CC	Includes ~110 bps of inorganic contribution
Adjusted Operating Margin[2]	~14.7%	
Interest Income	~$115M	
Adjusted effective tax rate[2]	~24%	
Share Count	506M	
Adjusted Diluted EPS[2]	$4.39 to $4.42	

	Q4 2023 Guidance	Assumptions
Revenue	$4.69 to $4.82B (3.1%)-(0.3%) Y/Y or (4.0%)-(1.2%) Y/Y CC	Includes ~100 of inorganic contribution

[1] Guidance is as of November 1, 2023

[2] A full reconciliation of Adjusted Operating Margin, Adjusted Diluted EPS and Adjusted effective tax rate guidance to the corresponding GAAP measures on a forward-looking basis cannot be provided without unreasonable efforts as we are unable to provide reconciling information with respect to unusual items, net non-operating foreign currency exchange gains or losses, and the tax effects of these adjustments. See "About Non-GAAP Financial Measures and Performance Metrics" for more information, the definition of Adjusted effective tax rate and a partial reconciliation to the most directly comparable GAAP financial measures at the end of this earnings supplement.

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APPENDIX: About Non-GAAP Financial Measures and Performance Metrics

© 2023 Cognizant Non-GAAP Financial Measures To supplement our financial results presented in accordance with GAAP, this earnings supplement includes references to the following measures defined by the Securities and Exchange Commission as non-GAAP financial measures: Adjusted Operating Margin, Adjusted Diluted EPS, free cash flow and constant currency revenue growth. These non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and may be different from non- GAAP financial measures used by other companies. In addition, these non-GAAP financial measures should be read in conjunction with our financial statements prepared in accordance with GAAP. The reconciliations of our non-GAAP financial measures to the corresponding GAAP measures should be carefully evaluated. Our non-GAAP financial measures Adjusted Operating Margin and Adjusted Income from Operations excludes unusual items, such as NextGen charges. Our non-GAAP financial measure Adjusted Diluted EPS excludes unusual items, such as NextGen charges and the effect of recognition in the third quarter of 2022 of an income tax benefit related to a specific uncertain tax position that was previously unrecognized in our prior-year consolidated financial statements, and net non-operating foreign currency exchange gains or losses and the tax impact of all the applicable adjustments. The income tax impact of each item excluded from Adjusted Diluted EPS is calculated by applying the statutory rate and local tax regulations in the jurisdiction in which the item was incurred. Free cash flow is defined as cash flows from operating activities net of purchases of property and equipment. Constant currency revenue growth is defined as revenues for a given period restated at the comparative period’s foreign currency exchange rates measured against the comparative period's reported revenues. Adjusted effective tax rate reflects a tax rate commensurate with our non-GAAP Adjusted EPS. Management believes providing investors with an operating view consistent with how we manage the Company provides enhanced transparency into our operating results. For our internal management reporting and budgeting purposes, we use various GAAP and non-GAAP financial measures for financial and operational decision-making, to evaluate period-to-period comparisons, to determine portions of the compensation for our executive officers and for making comparisons of our operating results to those of our competitors. Accordingly, we believe that the presentation of our non-GAAP measures, which exclude certain costs, when read in conjunction with our reported GAAP results, can provide useful supplemental information to our management and investors regarding financial and business trends relating to our financial condition and results of operations. A limitation of using non-GAAP financial measures versus financial measures calculated in accordance with GAAP is that non-GAAP financial measures do not reflect all of the amounts associated with our operating results as determined in accordance with GAAP and may exclude costs that are recurring such as our net non-operating foreign currency exchange gains or losses. In addition, other companies may calculate non-GAAP financial measures differently than us, thereby limiting the usefulness of these non-GAAP financial measures as a comparative tool. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from our non-GAAP financial measures to allow investors to evaluate such non-GAAP financial measures. Performance Metrics Bookings are defined as total contract value (or TCV) of new contracts, including new contract sales as well as renewals and expansions of existing contracts. Bookings can vary significantly quarter to quarter depending in part on the timing of the signing of a small number of large contracts. Our book-to-bill ratio is defined as bookings for the trailing twelve months divided by revenue for the same period. Measuring bookings involves the use of estimates and judgments and there are no independent standards or requirements governing the calculation of bookings. The extent and timing of conversion of bookings to revenues may be impacted by, among other factors, the types of services and solutions sold, contract duration, the pace of client spending, actual volumes of services delivered as compared to the volumes anticipated at the time of sale, and contract modifications, including terminations, over the lifetime of a contract. The majority of our contracts are terminable by the client on short notice often without penalty, and some without notice. We do not update our bookings for subsequent terminations, reductions or foreign currency exchange rate fluctuations. Information regarding our bookings is not comparable to, nor should it be substituted for, an analysis of our reported revenues. However, management believes that it is a key indicator of potential future revenues and provides a useful indicator of the volume of our business over time. About Non-GAAP Financial Measures and Performance Metrics 15

Reconciliations of Non-GAAP Financial Measures

(in millions, except per share amounts)

	Three Months Ended:							
	Mar 31, 2022	Jun 30, 2022	Sep 30, 2022	Dec 31, 2022	Mar 31, 2023	Jun 30, 2023	Sep 30, 2023	Guidance Full Year 2023[1]
GAAP income from operations	$ 724	$ 760	$ 798	$ 686	$ 702	$ 577	$ 686	
NextGen charges[a]	—	—	—	—	—	117	72	
Adjusted income from operations	$ 724	$ 760	$ 798	$ 686	$ 702	$ 694	$ 758	
GAAP operating margin	15.0 %	15.5 %	16.4 %	14.2 %	14.6 %	11.8 %	14.0 %	
NextGen charges[a]	—	—	—	—	—	2.4	1.5	1.0% - 1.1%
Adjusted operating margin	15.0 %	15.5 %	16.4 %	14.2 %	14.6 %	14.2 %	15.5 %	~14.7%
GAAP diluted earnings per share	$ 1.07	$ 1.11	$ 1.22	$ 1.02	$ 1.14	$ 0.91	$ 1.04	
Effect of above NextGen charges, pre-tax	—	—	—	—	—	0.23	0.14	(a)
Effect of non-operating foreign currency exchange (gains) loss, pre-tax[b]	—	0.01	(0.01)	(0.02)	(0.02)	0.02	—	(b)
Tax effect of above adjustments[c]	0.01	0.02	0.03	0.01	(0.01)	(0.06)	(0.02)	(a) (b)
Effect of recognition of income tax benefit related to an uncertain tax position[d]	—	—	(0.07)	—	—	—	—	—
Adjusted diluted earnings per share	$ 1.08	$ 1.14	$ 1.17	$ 1.01	$ 1.11	$ 1.10	$ 1.16	$4.39 - $4.42

(1) A full reconciliation of Adjusted Operating Margin and Adjusted Diluted Earnings Per Share guidance to the corresponding GAAP measures on a forward-looking basis cannot be provided without unreasonable efforts, as we are unable to provide reconciling information with respect to unusual items, net non-operating foreign currency exchange gains or losses and the tax effects of these adjustments, and such adjustments may be significant.

Please refer to page 17 and 18 of this earnings supplement for corresponding Non-GAAP notes.

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Reconciliations of Non-GAAP Financial Measures

Notes:

(a) NextGen charges for the three months ended September 30, 2023 include $15 million of employee separation costs, $55 million of facility exit costs and $2 million of third party and other costs. NextGen charges for the three months ended June 30, 2023 include $78 million of employee separation costs, $37 million of facility exit costs and $2 million of third party and other costs. We expect to incur total costs of approximately $300 million in connection with the NextGen program, with approximately $200 million of such costs anticipated in 2023 and approximately $100 million in 2024. The total costs related to the NextGen program are reported in "Restructuring charges" in our unaudited consolidated statements of operations. Our guidance anticipates pre-tax charges in the range of $0.39 to $0.42 per diluted share for the full year 2023. The tax effect of these charges is expected to be approximately $0.11 per diluted share for the full year 2023.

(b) Non-operating foreign currency exchange gains and losses, inclusive of gains and losses related to foreign exchange forward contracts not designated as hedging instruments for accounting purposes, are reported in "Foreign currency exchange gains (losses), net" in our unaudited consolidated statements of operations. Non-operating foreign currency exchange gains and losses are subject to high variability and low visibility and therefore cannot be provided on a forward-looking basis without unreasonable efforts.

(c) Presented below are the tax impacts of our non-GAAP adjustments to pre-tax income:

	2022				2023		
Three months ended:	Mar 31	Jun 30	Sep 30	Dec 31	Mar 31	Jun 30	Sep 30
Non-GAAP income tax benefit (expense) related to:							
NextGen charges	$ —	$ —	$ —	$ —	$ —	$ 31	$ 18
Tax impact of foreign currency exchange gain and losses	(6)	(14)	(15)	(4)	5	—	(7)

The effective tax rate related to non-operating foreign currency exchange gains and losses varies depending on the jurisdictions in which such income and expenses are generated and the statutory rates applicable in those jurisdictions. As such, the income tax effect of non-operating foreign currency exchange gains and losses shown in the above table may not appear proportionate to the net pre-tax foreign currency exchange gains and losses reported in our consolidated statements of operations.

(d) During the three months ended September 30, 2022, we recognized an income tax benefit previously unrecognized in our consolidated financial statements related to a specific uncertain tax position of $36 million. The recognition of the benefit in the third quarter of 2022 was based on management's reassessment regarding whether this unrecognized tax benefit met the more-likely-than-not threshold in light of the lapse in the statute of limitations as to a portion of such benefit.

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© 2023 Cognizant Reconciliations of Non-GAAP Financial Measures 18 Reconciliation of free cash flow Three Months Ended (in millions) Mar 31, 2022 June 30, 2022 Sep 30, 2022 Dec 31, 2022 Mar 31, 2023 Jun 30, 2023 Sep 30, 2023 Net cash provided by operating activities $ 306 $ 528 $ 1,032 $ 702 $ 729 $ 36 $ 828 Purchases of property and equipment (120) (43) (79) (90) (98) (68) (73) Free cash flow $ 186 $ 485 $ 953 $ 612 $ 631 $ (32) $ 755 Adjusted Effective Tax Rate Reconciliation Q3 2023 Guidance FY 2023 GAAP effective tax rate 26.8 % Effect of non-operating foreign currency exchange (gains) losses (b) (0.9) (b) Effect of NextGen charges (a) (0.2) (0.2) Adjusted effective tax rate 25.7% ~24% The notes referenced in the above table are located on page 17.